UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549


FORM 8-K


CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      April 3, 2003


	DATASTREAM SYSTEMS, INC.

	(Exact name of Registrant as specified in Its Charter)


 DELAWARE	  		0-25590		                57-0813674
(State of		        (Commission 	               (IRS Employer
Incorporation)		        File Number)	               Identification No.)



50 DATASTREAM PLAZA, GREENVILLE, SC                       	 29605
(Address of principle executive offices)		       (Zip Code)


(Telephone number of registrant)   	     (864) 422-5001


NOT APPLICABLE
(Former Name, Former Address and Former Fiscal Year, if changed since last report)




ITEM 5.  OTHER EVENTS

	On April 3, 2003, the Board of Directors appointed Robert C. Davis as a director of Datastream Systems, Inc. (the "Company") to fill the vacant position on the Board resulting from the death of Dr. Kenneth Tracy in 2001. Mr. Davis will hold office until the 2003 annual meeting of stockholders and until his successor is elected and qualified, or until his earlier death, resignation or removal.

Mr. Davis currently serves as Chairman of Capital Insights, LLC, a boutique venture capital firm, and has served in that capacity since 1998. He also acts as a private tax and business consultant to various entities in Washington D.C., North Carolina and South Carolina.From 1966 to 1991,
Mr. Davis served in numerous capacities with the accounting firm of KPMG LLP, including Partner-in-Charge of Tax Practice at both KPMG's Washington, D.C. and Greenville, South Carolina offices.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) 	Financial Statements.

	Not applicable.

(b) 	Pro Forma Financial Information.

		Not applicable.

(c) 	Exhibits.

Exhibit 99.1	Press Release, dated April 3, 2003.



SIGNATURES

		Pursuant to the requirements of the Securities Exchange Act of 1934,
	the Registrant has duly caused this report to be signed on its behalf by the
	undersigned hereunto duly authorized.


	Date: April 3, 2003		         	By:  __/s/ Alex Estevez_____
					               C. Alex Estevez
				               Chief Financial Officer

	EXHIBIT INDEX

	Exhibit
	Number	Description

99.1	Press Release, dated April 3, 2003.

SIGNATURES

		Pursuant to the requirements of the Securities Exchange Act of 1934,
	the Registrant has duly caused this report to be signed on its behalf by the
	undersigned hereunto duly authorized.


	Date: April 3, 2003		         	By: _________________
					               C. Alex Estevez
				               Chief Financial Officer